MAKE THINGS HAPPEN

NEDBANK CORPORATE

17 July 2015

The Directors
Net1 Applied Technologies South Africa Limited Proprietary
4th Floor
President Place
Corner Jan Smuts and Bolton Road
Rosebank
2196

Attention: **Mr Herman Kotze**

Dear Sirs

SECOND ADDENDUM TO FACILITY LETTER

1 Net1 Applied Technologies South Africa Proprietary Limited and the Borrowers, (collectively referred to as the 'Borrower') and Nedbank Limited (acting through its Nedbank Corporate division) (**Nedbank**) entered into a facility letter on or about 13 December 2013 (**Facility Letter**) as amended by the first addendum entered into on or about 18 December 2013 (**First Addendum**). The Parties now wish to amend the Facility Letter as set out herein in this second addendum (**Second Addendum**).

2 Terms defined in the Facility Letter have the same meaning in this Second Addendum, unless given a different meaning herein.

3 With effect from the date of signature of this Second Addendum by the Party signing last, the Facility Letter is hereby amended as follows:

3.1 by the deletion of clause 2 " **AGGREGATE AMOUNT OF FACILITIES**" in its entirety and replacement thereof with the following:

"2 **AGGREGATE AMOUNT OF FACILITIES**

R400,000,000.00 comprising:

2.1 Primary Amount of **R200,000,000.00**.

2.2 Secondary Amount of **R200,000,000.00**.

CORPORATE BANKING CREDIT RISK

Sixth Floor Block I Nedbank 135 Rivonia Campus, 135 Rivonia Road Sandown Sandton 2196
PO Box 1144 Johannesburg 2000 South Africa
t +27 (0)11 294 4444 f +27 (0)11 295 1111 www.nedbank.co.za

3.2 the deletion of the existing clause 3.1 in the Facility Letter and substitution thereof with the following:

3.1 **Overdraft Facility**

An overdraft facility up to **R50,000,000.00**, which may be availed of, subject to the provisions of the facility."

3.3 by the insertion of new clause 8 "**SUSPENSIVE CONDITIONS IN RESPECT OF SECONDARY AMOUNT**" after the existing clause 7.3 as follows (with all existing clauses being renumbered accordingly):

"8. **SUSPENSIVE CONDITIONS IN RESPECT OF SECONDARY AMOUNT**

8.1 Nedbank's obligation to make Facilities to the total value of the Secondary Amount available to the Borrower is subject to the following suspensive conditions:

8.1.1 The suspensive conditions in respect of the Primary Amount have been fulfilled or waived as stated above.

8.1.2 No Event of Default shall have occurred and is continuing.

8.1.3 Receipt by Nedbank of written notice ('Utilisation Request') of the Borrower's intention to utilise the whole or a portion of the Secondary Amount at least 5 Business Days prior to the potential date of utilisation thereof.

8.1.4 Receipt by Nedbank of a board resolution of the Borrower or an extract of the minutes thereof, duly signed by all the directors, confirming that business rescue proceedings as contemplated under the Companies Act have not commenced in respect of the Borrower.

8.1.5 Receipt by Nedbank of all necessary documentation, including documentation in respect of existing and/or additional security, duly completed, in a form and substance acceptable to Nedbank and unconditional in accordance with its own terms.

8.1.6 Fulfilment by the Borrower of all additional conditions which may be required and imposed by Nedbank after receipt by Nedbank of the Utilisation Request.

8.1.7 Nedbank is satisfied that the making available of the Facilities to the total value of the Secondary Amount shall not affect the Borrower's ability to fulfil its obligations under this Facility Letter as and when they fall due.

8.1.8 Nedbank confirming the interest rate applicable to such portion of the Secondary Amount which has been requested by the Borrower in the Utilisation Request, which interest rate shall be effective from the date that the requested Secondary Amount is made available to the Borrower.

8.1.9 Final and unconditional approval provided by Nedbank to the Borrower in respect of the utilisation by the Borrower of the whole or a portion of the Secondary Amount and execution and acceptance of an addendum to this Facility Letter effecting the necessary amendments thereto.

8.2 Forthwith upon receipt by Nedbank of the Utilisation Request, Nedbank shall use its reasonable commercial endeavours to advise the Borrower within 5 Business Days of receipt by Nedbank of the foregoing written notice or earlier, of its decision (with or without additional conditions) to make the Secondary Amount available to the Borrower.

8.3 Following the giving of the Utilisation Request, the Borrower shall use its best endeavours to procure the fulfilment, at its cost, of the suspensive conditions referred to above.

8.4 Unless all the suspensive conditions referred to above are fulfilled, in full and to the satisfaction of Nedbank, Nedbank shall not be obliged to make available to the Borrower, and the Borrower shall not be entitled to utilise, the Secondary Amount. The suspensive conditions referred to above have been stipulated for the benefit of Nedbank and Nedbank shall be entitled to waive fulfilment of all or any part of such conditions by giving written notice to that effect to the Borrower, on such terms and conditions or additional terms and conditions as Nedbank may impose at the time and the fulfilment thereof to Nedbank's satisfaction.";

4 If there is any conflict between the provisions of this Second Addendum and the provisions of the Facility Letter, the provisions of this Second Addendum shall prevail.

5 Save as expressly contemplated herein, the Facility Letter shall remain unamended and of full force and effect.

If the terms of this Second Addendum are acceptable to you, kindly indicate your acceptance by initialling each page and signing the original of this Second Addendum where indicated and returning it to Nedbank.

Should you require any further information or clarification, please contact **Leon Oosthuizen** at **011 295 8179**.

M STEENKAMP	**T DELPORT**	**D SOOBRAMONEY**
CREDIT EXECUTIVE	**CREDIT MANAGER**	**EXECUTIVE**

NAME OF BORROWER	REGISTRATION NUMBER	SIGNATURE	DATE OF SIGNING
NET1 APPLIED TECHNOLOGIES SOUTH AFRICA PROPRIETARY LIMITED	2002/031446/07		30-7-2015
CASH PAYMASTER SERVICES PROPRIETARY LIMITED	1971/007195/07		30-7-2015
EASYPAY PROPRIETARY LIMITED	1983/008597/07		30-7-2015
MONEYLINE FINANCIAL SERVICES PROPRIETARY LIMITED	1998/020799/07		30-7-2015
NET1 FINANCE HOLDINGS PROPRIETARY LIMITED	1998/020801/07		30-7-2015
PRISM HOLDINGS PROPRIETARY LIMITED	1998/018949/07		30-7-2015
PRISM PAYMENT TECHNOLOGIES PROPRIETARY LIMITED	1990/005062/07		30-7-2015
RMT SYSTEMS PROPRIETARY LIMITED	2001/028826/07		30-7-2015
NET1 FIHRST HOLDINGS PROPRIETARY LIMITED	2009/022023/07		30-7-2015
~~SINQOBILE SECURITY SERVICES (GAUTENG) PROPRIETARY LIMITED~~ Company being deregistered	~~2000/003238/07~~		
~~SIYEZA SECURITY SERVICES PROPRIETARY LIMITED~~ Company being deregistered	~~2000/003239/07~~		
PBEL PROPRIETARY LIMITED	2006/009851/07		30-7-2015
FRIEDLAND 035 INVESTMENTS PROPRIETARY LIMITED	2000/003245/07		30-7-2015
NET1 UNIVERSAL ELECTRONIC TECHNOLOGICAL SOLUTIONS PROPRIETARY LIMITED	2009/001034/07		30-7-2015